Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
7. INCOME TAXES

On December 22, 2017, the U.S. enacted comprehensive and complex tax legislation commonly referred to as the Tax Cuts and Jobs Act of 2017 (“U.S. Tax Reform”). The legislation resulted in a permanent reduction in the corporate tax rate to 21% and a one-time mandatory tax on certain undistributed earnings of foreign subsidiaries (“repatriation tax”).

U.S. Tax Reform also put in place several new tax laws that are generally effective prospectively from January 1, 2018, including but not limited to: a base erosion and anti-abuse tax; elimination of U.S. federal taxes on substantially all dividends from foreign subsidiaries; a lower U.S. tax rate on certain revenues from sources outside the U.S.; and, implementation of a new provision to tax certain global intangible low-taxed income (“GILTI”) of foreign subsidiaries.

U.S. GAAP generally requires that the overall impact of tax legislation is recorded in the quarter of enactment. However, given the fundamental complexity of U.S. Tax Reform, the SEC staff issued Staff Accounting Bulletin No. 118 (SAB 118) that allowed the Company to record provisional amounts for the impacts of the legislation at the time the law was enacted, with the requirement that the accounting be completed in a period not to exceed one year from the date of enactment of the legislation with updates of the provisional amount into future periods. As of December 31, 2017, the Company had not completed the accounting in its entirety for the tax effects of the legislation. The Company made a reasonable estimate of the impact of U.S. Tax Reform and recorded a provisional tax expense of $130 million in the year ended December 31, 2017. This provisional tax expense included a $94 million tax expense to remeasure the net U.S. deferred tax assets to the newly enacted 21% corporate income tax rate and a $36 million tax expense related to the repatriation tax.

As of December 31, 2018, we have completed our assessment of the impact of U.S Tax Reform which resulted in an additional net income tax expense of $37 million recorded during the year ended December 31, 2018. The expense primarily consists of $43 million benefit related to deferred tax asset rate remeasurement and an $80 million tax expense related to the write off of expected foreign tax credit offsets to unrecognized tax benefits and the establishment of a valuation allowance on deferred tax assets related to foreign tax credits that are not more likely than not to be realized as a result of the U.S. Tax Reform. Additionally, we have elected to treat any taxes due on the GILTI inclusion as a current period expense.

NCR did not provide for additional U.S. income tax or foreign withholding taxes, if any, on approximately $2.7 billion of undistributed earnings of its foreign subsidiaries, given the intention continues to be that those earnings are reinvested indefinitely.  The amount of unrecognized deferred tax liability associated with these indefinitely reinvested earnings is approximately $176 million. The unrecognized deferred tax liability is made up of a combination of U.S. and state income taxes and foreign withholding taxes.

During the year ended December 31, 2018, the Company identified two out of period adjustments that net to $2 million of income tax benefit. The first adjustment was due to an error in the calculation of deferred tax liabilities associated with software capitalization resulting in $13 million of income tax benefit which should have been recorded during the year ended December 31, 2017 when deferred taxes were remeasured in connection with U.S. Tax Reform. The second adjustment was to write-off income tax assets related to expired foreign tax credits resulting in $11 million of income tax expense which should have been recorded between 2010 through 2017. The Company determined the impact of these errors was not material to the annual or interim financial statements of previous periods and the effect of correcting these errors was not material to 2018 annual financial statements.

For the years ended December 31, income (loss) from continuing operations before income taxes consisted of the following:

In millions	2018	2017	2016
Income (loss) before income taxes
United States	$(262)	$149	$35
Foreign	301	333	344
Total income (loss) from continuing operations before income taxes	$39	$482	$379

For the years ended December 31, income tax expense (benefit) consisted of the following:

In millions	2018	2017	2016
Income tax expense (benefit)
Current
Federal	$18	$14	$18
State	—	2	4
Foreign	42	54	60
Deferred
Federal	(2)	178	12
State	1	(3)	1
Foreign	14	(3)	(3)
Total income tax expense (benefit)	$73	$242	$92

The following table presents the principal components of the difference between the effective tax rate and the U.S. federal statutory income tax rate for the years ended December 31:

In millions	2018	2017	2016
Income tax (benefit) expense at the U.S. federal tax rate of 21% for 2018 and 35% for 2017 and 2016, respectively	$8	$169	$133
Foreign income tax differential	22	(38)	(26)
State and local income taxes (net of federal effect)	2	(1)	3
Other U.S. permanent book/tax differences	—	1	1
Meals and entertainment expense	2	2	1
Cash surrender value received as income	—	—	(1)
Executive compensation	4	1	1
Employee share-based payments	3	(3)	3
Change in branch tax status	(9)	—	—
Goodwill impairment	30	—	—
Research and development tax credits	(6)	(4)	(4)
U.S. manufacturing deduction	—	(9)	(7)
U.S. valuation allowance (1)	16	—	—
U.S tax reform	37	130	—
Change in liability for unrecognized tax benefits (1)	(23)	(2)	(12)
Prior period adjustments	(11)	—	—
Other, net	(2)	(4)	—
Total income tax expense (benefit)	$73	$242	$92

(1) Does not include the impact of items included in the U.S. Tax Reform category

NCR's tax provisions include a provision for income taxes in certain tax jurisdictions where its subsidiaries are profitable, but reflect only a portion of the tax benefits related to certain foreign subsidiaries' tax losses due to the uncertainty of the ultimate realization of future benefits from these losses. During 2018, the tax rate was impacted by $37 million of tax expense relating to U.S. Tax Reform. During 2017, the tax rate was impacted by a provisional charge of $130 million relating to U.S. Tax Reform. During 2016, the tax rate was impacted by a less favorable mix of earnings, primarily driven by actuarial pension losses in foreign jurisdictions with valuation allowance against deferred tax assets.

We regularly review our deferred tax assets for recoverability and establish a valuation allowance if it is more likely than not that some portion or all of the deferred tax asset will not be realized.  The determination as to whether a deferred tax asset will be realized is made on a jurisdictional basis and is based on the evaluation of positive and negative evidence.  This evidence includes historical taxable income/loss, projected future taxable income, the expected timing of the reversal of existing temporary differences and the implementation of tax planning strategies. Given current earnings and anticipated future earnings at certain subsidiaries, the Company believes that there is a reasonable possibility sufficient positive evidence may become available that would allow the release of a valuation allowance within the next twelve months.

Deferred income tax assets and liabilities included in the Consolidated Balance Sheets as of December 31 were as follows:

In millions	2018	2017
Deferred income tax assets
Employee pensions and other benefits	$223	$230
Other balance sheet reserves and allowances	141	185
Tax loss and credit carryforwards	682	525
Capitalized research and development	53	50
Property, plant and equipment	11	6
Other	38	27
Total deferred income tax assets	1,148	1,023
Valuation allowance	(485)	(415)
Net deferred income tax assets	663	608
Deferred income tax liabilities
Intangibles	151	129
Capitalized software	78	27
Other	7	16
Total deferred income tax liabilities	236	172
Total net deferred income tax assets	$427	$436

NCR recorded valuation allowances related to certain deferred income tax assets due to the uncertainty of the ultimate realization of the future benefits from those assets. The valuation allowances cover deferred tax assets, primarily tax loss carryforwards and foreign tax credits, in tax jurisdictions where there is uncertainty as to the ultimate realization of those tax losses and credits. If we are unable to generate sufficient future taxable income of the proper source in the time period within which the temporary differences underlying our deferred tax assets become deductible, or before the expiration of our loss and credit carryforwards, additional valuation allowances could be required.

As of December 31, 2018, NCR had U.S. federal, U.S. state (tax effected), and foreign tax attribute carryforwards of approximately $1.6 billion. The net operating loss carryforwards that are subject to expiration will expire in the years 2019 through 2037. This includes U.S. tax credit carryforwards of $301 million. Approximately $10 million of the credit carryforwards will be refunded by 2022 due to U.S. Tax Reform, and $291 million of the credit carryforwards expire in the years 2019 through 2038. As a result of stock ownership changes our U.S. tax attributes could be subject to limitations under Section 382 of the U.S. Internal Revenue Code of 1986, as amended, if further material stock ownership changes occur.

The aggregate changes in the balance of our gross unrecognized tax benefits were as follows for the years ended December 31:

In millions	2018	2017	2016
Gross unrecognized tax benefits - January 1	$196	$183	$209
Increases related to tax positions from prior years	9	3	3
Decreases related to tax positions from prior years	(50)	(1)	(34)
Increases related to tax provisions taken during the current year	9	23	23
Settlements with tax authorities	(45)	(4)	(6)
Lapses of statutes of limitation	(9)	(8)	(12)
Total gross unrecognized tax benefits - December 31	$110	$196	$183

Of the total amount of gross unrecognized tax benefits as of December 31, 2018, $84 million would affect NCR’s effective tax rate if realized. The Company’s liability arising from uncertain tax positions is recorded in income tax accruals and other current liabilities in the Consolidated Balance Sheets.

We recognized interest and penalties associated with uncertain tax positions as part of the provision for income taxes in our Consolidated Statements of Operations of $9 million of benefit, $2 million of expense, and zero for the years ended December 31, 2018, 2017, and 2016, respectively. The gross amount of interest and penalties accrued as of December 31, 2018 and 2017 was $33 million and $45 million, respectively.

In the U.S., NCR files consolidated federal and state income tax returns where statutes of limitations generally range from three to five years. The Company resolved examinations for the tax years of 2011, 2012 and 2013 with the IRS in 2018, and U.S. federal tax years remain open from 2014 forward. Years beginning on or after 2001 are still open to examination by certain foreign taxing authorities, including India, Egypt, and other major taxing jurisdictions.

During 2019, the Company expects to resolve certain tax matters related to U.S. and foreign jurisdictions. As of December 31, 2018, we estimate that it is reasonably possible that unrecognized tax benefits may decrease by $5 million to $10 million in the next 12 months due to the resolution of these tax matters.